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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20569

                                 ___________________

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES AND EXCHANGE ACT OF 1934


                                  PREMIER PARKS INC.
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                (Exact name of registrant as specified in its charter)


         DELAWARE                                      73-6137714
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(State of Incorporation or Organization)     (IRS Employer Identification No.)


11501 NORTHEAST EXPRESSWAY, OKLAHOMA CITY, OK              73131
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(Address of principal executive offices)                 (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. /X/

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. / /

Securities Act registration statement file number to which this form relates: 333-45859
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     (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS                     NAME OF EACH EXCHANGE ON
TO BE SO REGISTERED                     WHICH EACH CLASS IS TO BE REGISTERED
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PREMIUM INCOME EQUITY SECURITIES ("EqPINES-SM-")    NEW YORK STOCK EXCHANGE
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Securities to be registered pursuant to Section 12(g) of the Act:


                                         NONE
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                                   (Title of Class)

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ITEM 1.  DESCRIPTION OF SECURITIES TO BE REGISTERED.

     The information appearing in the section titled "Description of PInES" on page 101 of the Registrant's Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-45859) as filed with the Securities and Exchange Commission on March 5, 1998 and appearing subsequently in any prospectus included in such Registration Statement filed pursuant to Rule 424(b) under the Securities Act of 1933 is incorporated herein by reference.



ITEM 2.  EXHIBITS.

     1. Form of Certificate of Designation, Rights and Preferences (incorporated by reference to Exhibit 4(r) to the Registration Statement on Form S-3, as amended (File No. 333-45859)).


     2. Form of Deposit Agreement among the Registrant, Bank of New York and the holders from time to time of depositary receipts executed and delivered thereunder (incorporated by reference to Exhibit 4(u) to the Registration Statement on Form S-3, as amended (File No. 333-45859)).

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                                      SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.


                                        By: /s/ James F. Dannhauser
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                                             James F. Dannhauser
                                             Chief Financial Officer



March  23, 1998